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                              BANK PLEDGE AGREEMENT

                                       By

                              CROWN HOLDINGS, INC.
                         CROWN CORK & SEAL COMPANY, INC.
                        CROWN CORK & SEAL AMERICAS, INC.
                       CROWN INTERNATIONAL HOLDINGS, INC.

                                       and

                     THE DOMESTIC SUBSIDIARIES PARTY HERETO,
                                   as Pledgors

                                       and

                          CITICORP NORTH AMERICA, INC.,
                               as Collateral Agent

                             ______________________

                          Dated as of February 26, 2003



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                                TABLE OF CONTENTS
                                -----------------


                                                                          Page
                                                                          ----
SECTION 1. Pledge .........................................................3
SECTION 2. Delivery of the Collateral......................................4
SECTION 3. Representations, Warranties and Covenants.......................4
SECTION 4. Registration in Nominee Name; Denominations.....................5
SECTION 5. Voting Rights; Dividends and Interest, etc......................5
SECTION 6. Remedies upon Default...........................................7
SECTION 7. Application of Proceeds of Sale.................................8
SECTION 8. Collateral Agent Appointed Attorney-in-Fact.....................8
SECTION 9. Waivers; Amendment..............................................9
SECTION 10. Securities Act, etc............................................9
SECTION 11. Registration, etc.............................................10
SECTION 12. Security Interest Absolute....................................10
SECTION 13. Termination or Release........................................10
SECTION 14. Notices.......................................................11
SECTION 15. Further Assurances............................................11
SECTION 16. Binding Effect; Several Agreement; Assignment.................11
SECTION 17. Survival of Agreement; Severability...........................11
SECTION 18. GOVERNING LAW.................................................12
SECTION 19. Counterparts..................................................12
SECTION 20. Rules of Interpretation.......................................12
SECTION 21. Jurisdiction; Consent to Service of Process...................12
SECTION 22. WAIVER OF JURY TRIAL..........................................13
SECTION 23. Additional Pledgors...........................................13
SECTION 24. Execution of Financing Statements.............................13
SECTION 25. Certain Definitions...........................................13

                                    SCHEDULES
                                    ---------

Schedule I........Domestic Subsidiaries
Schedule II.......Pledged Stock

                                     ANNEXES
                                     -------
Annex I  .........Form of Supplement to Bank Pledge Agreement

                              BANK PLEDGE AGREEMENT
                              ---------------------


         BANK PLEDGE AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement") dated as of February 26, 2003, among Crown Holdings Inc., a Pennsylvania corporation ("Crown Holdings"), CROWN CORK & SEAL COMPANY, INC., a Pennsylvania corporation ( "CCSC"), CROWN CORK & SEAL AMERICAS, INC., a Pennsylvania corporation ("Crown Usco"), CROWN INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("Crown International"), each Domestic Subsidiary (as hereinafter defined) listed on
Schedule I hereto (collectively, together with each Domestic Subsidiary that becomes a party hereto pursuant to Section 23 of this Agreement, the "Subsidiary Guarantors" and, together with Crown Holdings, Crown Usco and CCSC, the "Pledgors") and CITICORP NORTH AMERICA, INC. ("Citi/SSB"), as collateral agent (in such capacity, and together with any successors in such capacity, the "Collateral Agent") for the Secured Parties (as hereinafter defined).


                                 R E C I T A L S
                                 - - - - - - - -

         B. Contemporaneously with the execution and delivery of this Agreement, Crown Usco, as U.S. borrower (in such capacity, the "U.S. Borrower"), Crown European Holdings SA, a societe anonyme organized under the laws of France ("Crown Euroco") as non-U.S. borrower (in such capacity, the "Non-U.S. Borrower"), the subsidiary borrowers named therein, (the "Subsidiary Borrowers", together with the U.S. Borrower and the Non-U.S. Borrower, the "Borrowers"), Crown Holdings, CCSC, Crown International, the lenders from time to time party thereto (the "Lenders"), Citi/SSB, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent"), Citibank International plc, as U.K. administrative agent (in such capacity, together with its successors and assigns in such capacity, the "U.K. Administrative Agent"), Deutsche Bank Securities, Inc. ("DBSI"), as syndication agent (in such capacity, together with its successors and assigns in such capacity, the "Syndication Agent"), DBSI and Salomon Smith Barney, Inc. ("SSB"), as joint lead arrangers and as joint bookrunners (in such capacities, together with its successors and assigns in such capacities, the "Joint Lead Arrangers") and ABN AMRO Incorporated, as joint bookrunner and ABN AMRO N.V., as documentation agent (in such capacity, together with its successors and assigns in such capacity, the "Documentation Agent") have entered into that certain credit agreement dated as of the date hereof, (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") which term shall also include and refer to any increase in the amount of indebtedness under the Credit Agreement and any refinancing or replacement of the Credit Agreement or one or more successor or replacement facilities whether or not with a different group of agents or lenders and whether or not with different obligors upon the Administrative Agent's acknowledgment of the termination of the predecessor Credit Agreement, pursuant to which the Lenders have agreed to make certain Loans (as defined in the Credit Agreement and hereinafter referred to as the "Loans") and issue certain Letters of Credit (as defined in the Credit Agreement) to or for the account of the Borrowers upon the terms and subject to the conditions set forth in the Credit Agreement.

         C. Contemporaneously with the execution and delivery of this Agreement, Crown Holdings and each of the direct and indirect Domestic Subsidiaries of Crown Holdings (together with each other Domestic Subsidiary of Crown Holdings (other than the Insurance Subsidiary and the Receivables Subsidiary (each as defined in the Credit Agreement)) that from time to time after the date hereof guarantee the Obligations (as hereinafter defined) of the Borrowers under the Credit Agreement and the other Loan Documents, the "Guarantors") will guarantee or become co-obligors of the Obligations of the Borrowers under the Credit Agreement and the other Loan Documents (as amended, amended and restated, supplemented or otherwise modified from time to time and together with any further guarantees by the Guarantors of the Obligations of the Borrowers under the Credit Agreement, the "Credit Guarantees").

         D. It is contemplated that, from time to time, to the extent permitted by the Credit Agreement, Crown Holdings or any of the direct or indirect Domestic Subsidiaries of Crown Holdings may enter into one or more Hedging Agreements (collectively, the "Bank Related Hedging Agreements") with any Lender or Affiliate thereof or any other Person permitted under the Credit Agreement at the time such Bank Related Hedging Agreement was entered into (individually, a "Bank Related Hedging Exchanger" and, collectively, the "Bank Related Hedging Exchangers") and it is desired that the Obligations of Crown Holdings or its Domestic Subsidiaries under such Bank Related Hedging Agreements, including the obligation to make payments in the event of early termination thereunder (all such obligations being the "Bank Related Hedging Obligations"), be secured by a lien on and security interest in the Collateral (as hereinafter defined) pursuant to this Agreement; provided that for any Bank Related Hedging Exchanger to receive the benefit of such lien on, pledge and security interest in the Collateral and the Credit Guarantees, it shall execute and deliver to the Collateral Agent an acknowledgment to the Intercreditor Agreement (as hereinafter defined) in the form annexed thereto (each such acknowledgment, a "Intercreditor Acknowledgment") agreeing to be bound by the terms thereof.

         E. It is contemplated that, to the extent permitted by the Credit Agreement, Crown Holdings or any of the direct or indirect Domestic Subsidiaries of Crown Holdings may from time to time enter into one or more Bank Related Cash Management Agreements (as defined herein) with one or more Lenders or their respective Affiliates or any other Person permitted under the Credit Agreement at the time such Bank Related Cash Management Agreement was entered into (collectively, the "Bank Related Cash Management Exchangers") and it is desired that the Obligations of Crown Holdings or its Domestic Subsidiaries under such Bank Related Cash Management Agreements, including the obligation to make payments in the event of early termination thereunder (all such obligations being the "Bank Related Cash Management Obligations"), be secured by a lien on and security interest in the Collateral pursuant to this Agreement and be guaranteed by the Guarantors pursuant to the Credit Guarantees; provided that for any Bank Related Cash Management Exchanger to receive the benefit of such lien on, pledge and security interest in the Collateral and the Credit Guarantees, it shall execute and deliver to the Collateral Agent an Intercreditor Acknowledgment agreeing to be bound by the terms thereof.

         F. The Borrowers and each Subsidiary Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and is, therefore, willing to enter into this Agreement.

         G. Each Pledgor is or, as to Collateral (as hereinafter defined) acquired by such Pledgor after the date hereof will be, the legal and/or beneficial owner of the Collateral pledged by it hereunder.

         H. Contemporaneously with the execution and delivery of this Agreement, Crown Holdings, Crown Usco, Crown International, CCSC, the Domestic Subsidiaries from time to time party thereto and the Collateral Agent have entered into that certain security agreement (as amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time, the "Security Agreement").

         I. Contemporaneously with the execution and delivery of this Agreement, the Pledgors, the Collateral Agent and certain other parties have entered into that certain U.S. Intercreditor and Collateral Agency Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement").

         J. This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of the obligations (whether or not constituting future advances, obligatory or otherwise) of the U.S. Borrower and any and all of the Pledgors from time to time arising under or in respect of this Agreement, the Credit Agreement, the Credit Guarantees, the Bank Related Hedging Agreements, the Bank Related Cash Management Agreements and the other Loan Documents (including, without limitation, the obligations to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement, the Credit Agreement, Credit Guarantees, the Bank Related Hedging Agreements, the Bank Related Cash Management Agreements and the other Loan Documents), in each case whether (i) such obligations are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due whether at stated maturity, by acceleration or otherwise, (ii) arising in the regular course of business or otherwise, (iii) for payment or performance and/or (iv) now existing or hereafter arising (including, without limitation, interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Pledgor or any other Person, or which would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding) (collectively, the "Obligations").

                  NOW THEREFORE, in consideration of the foregoing and other benefits accruing each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Parties (and each of their respective successors and assigns), as follows:

         SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a first priority security interest in all of such Pledgor's right, title and interest in, to and under (a) all the shares of capital stock and other Equity Interests owned by it (including, without limitation, those listed on Schedule II hereto) and any shares of capital stock and other Equity Interests of any Subsidiary obtained in the future by such Pledgor and the certificates representing all such shares or interests (collectively, the "Pledged Stock"); provided that the Pledged Stock shall not include (i) any Equity Interests owned directly by Crown Holdings, (ii) more than 65% of the issued and outstanding shares of voting stock of any Non-Domestic Subsidiary or
(iii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares; (b) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (c) subject to Section 5, all payments of, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clause (a) above; (d) subject to
Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (e) all proceeds of any and all of the foregoing (all the foregoing, collectively, the "Collateral.").

                  Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each subsequent delivery of Pledged Securities shall be accompanied by a schedule describing the securities then being pledged hereunder, which schedule shall be attached hereto as a supplement to Schedule II and made a part hereof. Each schedule so delivered shall supplement any prior schedules so delivered.

                  TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

                  Notwithstanding any other provision hereof, if any Collateral constitutes Restricted Securities, then such Collateral shall not secure any Obligations constituting Exempted Indebtedness except to the extent that such Obligations constitute Restricted Secured Indebtedness; provided that (i) if any Public Debt is required to be secured by a Lien on such Collateral as a result of the operation of any negative pledge covenant in any indenture, agreement or instrument governing such Public Debt or (ii) the Public Debt ceases to be outstanding or no longer restricts the ability of any Pledgor to pledge Restricted Securities without also securing the Public Debt, then the Obligations secured hereunder shall be equal to the maximum aggregate amount of Obligations then outstanding. If any Collateral constitutes Restricted Securities any payments or repayments of the Obligations shall not be deemed to be applied against, or to reduce, the amount of Restricted Secured Indebtedness that may be secured hereby.

         SECTION 2. Delivery of the Collateral. Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

         SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

                  (a) the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock or other Equity Interests of the issuer with respect thereto;

                  (b) except for the security interest granted hereunder, such Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on
         Schedule II, (ii) holds the same free and clear of all Liens (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto or as otherwise permitted by the Credit Agreement, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

                  (c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

                  (d) no consent of any other Person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                  (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement, and subject to the completion of certain post-closing obligations described in Section 5.18(a)(ii) of the Credit Agreement, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

                  (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

                  (g) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

                  (h) all information set forth herein relating to the Pledged Securities is accurate and complete in all material respects as of the date hereof; and

                  (i) the pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

         SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the
Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent; provided that the Collateral Agent shall not exercise such right without the consent of the Borrowers in the event an Event of Default is not continuing. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                  (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged
         Securities or the rights and remedies of any of the Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

                  (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below; and

                  (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Securities to the extent and only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

         (b)Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five (5) Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

         (c)Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this
Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights and such permission shall be deemed to have been granted absent notice to the contrary to the Pledgors from the Collateral Agent. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

         SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell or otherwise dispose of the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Agent shall give a Pledgor ten (10) days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to such Secured Party from any Pledgor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral orally portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-611 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

         SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as provided in the Intercreditor Agreement.

                  The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 8. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest provided that the Collateral Agent shall only take any action pursuant to such appointment upon the occurrence and during the continuation of an Event of Default. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect therefor any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         SECTION 9. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances.

         (b)Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent (as directed by the Requisite Obligees under the Intercreditor Agreement) and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply.

         SECTION 10. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 10 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         SECTION 11. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities of such Pledgor at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 11. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 11 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 11 may be specifically enforced.

         SECTION 12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

         SECTION 13. Termination or Release. (a) This Agreement and the security interest shall terminate pursuant to an in accordance with the terms of Intercreditor Agreement; provided, however, this Agreement and the security interest shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Pledgor upon the bankruptcy or reorganization of any Pledgor or otherwise.

         (a)In connection with any release of Collateral, release of a Pledgor party to this Agreement or terminations of this Agreement pursuant to and in accordance with the terms of the Intercreditor Agreement, the Collateral Agent shall execute and deliver to the applicable Pledgor, at such Pledgor's expense, all UCC termination statements and other similar documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of such UCC termination statements or other documents pursuant to this Section 13 shall be without recourse to or warranty by the Collateral Agent.

         SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Pledgor that is a Domestic Subsidiary shall be given to it at the address for notices set forth on Schedule I, with a copy to the Borrowers.

         SECTION 15. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

         SECTION 16. Binding Effect; Several Agreement; Assignment. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

         SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, and the Lender's issuance of and participations in Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

         (b)In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. It is understood and agreed that this Agreement shall create separate security interests in the Collateral securing the Obligations, as provided in Section 1, and that any determination by any court with jurisdiction that the security interest securing any Obligation or class of Obligations is invalid for any reason shall not in and of itself invalidate the security interest securing any other Obligations hereunder.

         SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 16. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 20. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

         SECTION 21. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court referred to in paragraph (a) of this Section. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

         (b)Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c)Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 23. Additional Pledgors. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary of Crown Holdings that was not in existence or not a Domestic Subsidiary on the date of the Credit Agreement is required to, and Crown Holdings shall cause such Domestic Subsidiary to, enter into this Agreement as a Pledgor upon becoming a Domestic Subsidiary. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

         SECTION 24. Execution of Financing Statements. Pursuant to Section 9-509 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         SECTION 25. Certain Definitions. Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Credit Agreement. For the purposes of this Agreement, the following terms shall have the following meaning:

                  "Exempted Indebtedness" shall mean any Indebtedness or other obligation which would be considered "Exempted Indebtedness" under (and as defined in) any indenture, agreement or instrument governing or evidencing any Public Debt, as such indenture, agreement or interest is in effect on the date hereof.

                  "Restricted Secured Indebtedness" shall mean, at any time, the portion of the Obligations constituting Exempted Indebtedness that is equal to the maximum aggregate amount of Exempted Indebtedness that may be secured at such time without causing any Public Debt to be required to be equally and ratably secured.

                  "Restricted Securities" shall mean any shares of capital stock or evidences of indebtedness for borrowed money issued by any Restricted Subsidiary and owned by CCSC or any Restricted Subsidiary.

                  "Restricted Subsidiary" means any subsidiary of CCSC that would be considered a "Restricted Subsidiary" under (and as defined in) any indenture, agreement or instrument governing or evidencing any Public Debt as such indentures, agreements or instruments are in effect on the date hereof.

                  "Secured Parties" shall mean, collectively, each of (a) the Collateral Agent (for its benefit and for the benefit of the Lenders); (b) the Administrative Agent, (c) the U.K Administrative Agent, (d) the Syndication Agent, (e) the Joint Lead Arrangers, (f) the Documentation Agent, (g) the Lenders, (h) in the event any Bank Related Hedging Obligations are to be secured by this Agreement, the Bank Related Hedging Exchanger party to the relevant Bank Related Hedging Agreement and (i) in the event any Bank Related Cash Management Obligations are to be secured by this Agreement, the Bank Related Cash Management Exchanger party to the relevant Cash Management Agreement.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                              CROWN HOLDINGS, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:





                              CROWN INTERNATIONAL HOLDINGS, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:





                              CROWN CORK & SEAL AMERICAS, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:





                              CROWN CORK & SEAL COMPANY, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CROWN CORK & SEAL COMPANY (PA), INC.



                              By:  /s/ Alan W. Rutherford
                                   ---------------------------------------------
                                    Name:       Alan W. Rutherford
                                    Title:      President


                              Notice Address:

                              CROWN FINANCIAL CORPORATION



                              By:  /s/ Patrick D. Szmyt
                                   ---------------------------------------------
                                    Name:       Patrick D. Szmyt
                                    Title:      Senior Vice President, Chief
                                                Financial Officer and Treasurer


                              Notice Address:

                              FOREIGN MANUFACTURERS FINANCE CORPORATION



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              NATIONWIDE RECYCLERS' INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CROWN BEVERAGE PACKAGING, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CROWN CONSULTANTS, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CROWN CORK & SEAL TECHNOLOGIES CORPORATION



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CROWN FINANCIAL MANAGEMENT, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CROWN CORK & SEAL COMPANY (USA), INC.



                              By:  /s/ Patrick D. Szmyt
                                   ---------------------------------------------
                                    Name:     Patrick D. Szmyt
                                   Title:     President, Chief Financial Officer
                                              and Treasurer


                              Notice Address:

                              CROWN OVERSEAS INVESTMENTS CORPORATION



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              HOCKING VALLEY LEASING COMPANY



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              RISDON-AMS (USA), INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              EYELET, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              EYELET SPECIALTY CO., INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              ZELLER PLASTIK, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CROWN CORK DE PUERTO RICO, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CENTRAL STATES CAN CO. OF PUERTO RICO, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CROWN CORK & SEAL COMPANY (DE), LLC



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CROWN NEW DELAWARE HOLDINGS, INC.



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CROWN HOLDINGS (PA), LLC



                              By:  /s/ William T. Gallagher
                                   ---------------------------------------------
                                    Name:       William T. Gallagher
                                    Title:      Vice President and Secretary


                              Notice Address:

                              CITICORP NORTH AMERICA, INC.
                                AS COLLATERAL AGENT,



                              By:  /s/ Myles Kassin
                                   ---------------------------------------------
                                    Name:       Myles Kassin
                                    Title:      Vice President


                              Notice Address:



                                                                                           Schedule I to the
                                                                                       Bank Pledge Agreement




------------------------------------------------------------ ---------------------------------------------------------
Name                                                         Address
----                                                         -------
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
Crown Cork & Seal Company (PA), Inc.                         One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Crown Financial Corporation                                  One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Foreign Manufacturers Finance Corporation                    919 N. Market Street Suite 406, Wilmington, DE 19801
------------------------------------------------------------ ---------------------------------------------------------
Nationwide Recyclers' Inc.                                   One Crown Way, Philadelphia PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Crown Beverage Packaging, Inc.                               One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Crown Consultants, Inc.                                      One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Crown Cork & Seal Technologies Corporation                   11535 South Central Avenue, Alsip, Illinois, 60482
------------------------------------------------------------ ---------------------------------------------------------
Crown Financial Management, Inc.                             One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Crown Cork & Seal Company (USA), Inc.                        One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Crown Overseas Investments Corporation                       919 N. Market Street, Suite 406, Wilmington, DE 19801
------------------------------------------------------------ ---------------------------------------------------------
Hocking Valley Leasing Company                               One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Risdon-AMS (USA) Inc.                                        1100 Buckingham Street., Watertown, CT 06795
------------------------------------------------------------ ---------------------------------------------------------
Eyelet Inc.                                                  One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Eyelet Specialty Co., Inc.                                   One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Zeller Plastik, Inc.                                         1515 Franklin Boulevard, Libertyville, IL 60048-4459
------------------------------------------------------------ ---------------------------------------------------------
Crown Cork de Puerto Rico, Inc.                              Km 12 Hm6 65th Infantry Avenue, P. O. Box 817,
                                                             Carolina, Puerto Rico 00986
------------------------------------------------------------ ---------------------------------------------------------
Central States Can Co. of Puerto Rico, Inc.                  One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Crown Cork & Seal Company (DE), LLC                          919 N. Market Street., Suite 406, Wilmington, DE 19801
------------------------------------------------------------ ---------------------------------------------------------
Crown New Delaware Holdings, Inc.                            One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------
Crown Holdings (PA), LLC                                     One Crown Way, Philadelphia, PA 19154
------------------------------------------------------------ ---------------------------------------------------------





                                                                                          Schedule II to the
                                                                                       Bank Pledge Agreement





------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Issuer           Number of Certificate     Registered Owner     Number and Class of       Percentage of
                                                                            Shares/Type of        Shares/Interest
                                                                               Interest                Pledged
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Cork & Seal                   1            Crown Cork & Seal              1 unit                  100%
Company (DE), LLC                                Company, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Cork & Seal                   1            Crown Cork & Seal            100 shares                100%
Americas, Inc.                                   Company, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown International                 1            Crown Cork & Seal            100 shares                100%
Holdings, Inc.                                   Company, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Overseas                      1            Crown International          100 shares                100%
Investments Corporation                          Holdings, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Central States Can Co.              3            Crown Cork & Seal            500 shares                100%
of Puerto Rico, Inc.                             Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Beverage                      7            Crown Cork & Seal           1,000 shares               100%
Packaging, Inc.                                  Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Financial                     3            Crown Cork & Seal            100 shares                100%
Corporation                                      Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Financial                     2            Crown Cork & Seal            100 shares                100%
Management, Inc.                                 Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Consultants, Inc.             2            Crown Cork & Seal            100 shares                100%
                                                 Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Cork & Seal                   3            Crown Cork & Seal            100 shares                100%
Company (PA), Inc.                               Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Foreign Manufacturers              26            Crown Cork & Seal           1,000 shares               100%
Finance Corporation                              Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Hocking Valley Leasing              3            Crown Cork & Seal           1,000 shares               100%
Company                                          Americas, Inc.


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Issuer           Number of Certificate     Registered Owner     Number and Class of       Percentage of
                                                                            Shares/Type of        Shares/Interest
                                                                               Interest                Pledged
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Cork & Seal                   2            Crown Cork & Seal            100 shares                100%
Company (USA), Inc.                              Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Nationwide Recyclers'               4            Crown Cork & Seal              1 share                 100%
Inc.                                             Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Zeller Plastik, Inc.               15            Crown Cork & Seal           1,000 shares               100%
                                                 Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Cork & Seal                   2            Crown Cork & Seal            100 shares                100%
Technologies Corporation                         Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Cork de Puerto                2            Crown Cork & Seal            100 shares                100%
Rico, Inc.                                       Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Risdon-AMS (USA), Inc.             10            Crown Cork & Seal             12 shares                100%
                                                 Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown New Delaware                  1            Crown Cork & Seal            100 shares                100%
Holdings, Inc.                                   Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Eyelet, Inc.                       A20           Risdon-AMS (USA), Inc.     324,000 shares              100%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Eyelet Specialty Co.,               4            Eyelet, Inc.                715.45 shares              100%
Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Holdings (PA), LLC            1            Crown Cork & Seal              1 unit                  100%
                                                 Company, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Cork de Argentina            N/A           Crown Cork & Seal          149,682 shares               65%
S.A.                                             Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Aluplata S.A.                      N/A           Crown Cork & Seal         10,261,219 shares             65%
(Argentina)                                      Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Brazil Holdings              N/A           Crown Cork & Seal         10,068,708 shares             65%
Ltda                                             Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Risdon-AMS (Canada),               C-6           Risdon-AMS (USA), Inc.        65 shares                 65%
Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------



------------------------- ---------------------- ----------------------- ---------------------- ----------------------
         Issuer           Number of Certificate     Registered Owner     Number and Class of       Percentage of
                                                                            Shares/Type of        Shares/Interest
                                                                               Interest                Pledged
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Zeller Plastik Canada,             C-2           Zeller Plastik, Inc          491 common                 65%
Inc.
                                   P-2                                       799 preferred
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Inversiones Litometal                            Crown Cork & Seal       194,999,791 shares                65%
S.A. (Colombia)                                  Company, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Cork Centro                  N/A           Crown Cork & Seal         38,875,000 shares             65%
Americana, S.A. (Costa                           Americas, Inc.
Rica)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown European Holdings                          Crown International                                    4.66%
SA (France)                                      Holdings, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Cork de                      N/A           Crown Cork & Seal           1,430 shares                65%
Guatemala, S.A.                                  Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Aerosales Y Latas de               N/A           Crown Cork & Seal            390 shares                 65%
Guatemala, S.A.                                  Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Constar Holding de                 N/A           Crown Cork & Seal            6500 shares                65%
Mexico, S.A. de C.V.                             Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Zeller Plastik de                   4            Zeller Plastik, Inc.      1,711,020 shares              65%
Mexico S.A. de C.V.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Crown Developpement SNC            N/A           Crown International       64,160,088 shares             65%
                                                 Holdings, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Copaq Trading S.A.                 N/A           Crown Cork & Seal            33 shares                  65%
(Uruguay)                                        Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Shorelink Ltd.                     N/A           Crown Cork & Seal            1.3 shares                 65%
                                                 Americas, Inc.
------------------------- ---------------------- ----------------------- ---------------------- ----------------------



                                                             Annex I to the
                                                       Bank Pledge Agreement


                  SUPPLEMENT  NO.  [ ]  dated  as of [ ],  to  the  BANK  PLEDGE
AGREEMENT (the "Bank Pledge Agreement") dated as of February 26, 2003, among Crown Holdings Inc, CROWN CORK & SEAL COMPANY, INC., a Pennsylvania corporation ( "CCSC"), CROWN CORK & SEAL AMERICAS, INC., a Delaware corporation ("Crown Usco"), CROWN INTERNATIONAL, INC., a Delaware corporation ("Crown
International"), each Domestic Subsidiary listed on Schedule I thereto (collectively, together with each Domestic Subsidiary that becomes a party thereto pursuant to Section 23 of the Bank Pledge Agreement, the "Subsidiary Guarantors" and, together with Crown Holdings, Crown Usco and CCSC, the "Pledgors") and CITICORP NORTH AMERICA, INC. ("Citi/SSB"), as collateral agent (in such capacity, and together with any successors in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Bank Pledge Agreement).

         A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         B. The Pledgors have entered into the Bank Pledge Agreement in order to induce the Lenders to make Loans. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary of Crown Holdings that was not in existence or not a Domestic Subsidiary on the date of the Credit Agreement is required to enter into the Bank Pledge Agreement as a Pledgor. Section 23 of the Bank Pledge Agreement provides that such Subsidiaries may become Pledgors under the Bank Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Bank Pledge Agreement.

                  Accordingly, the Collateral Agent and the New Pledgor agree as follows:

         SECTION 1. In accordance with Section 23 of the Bank Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Bank Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Bank Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Bank Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Bank Pledge Agreement) of the New Pledgor. Each reference to a "Pledgor" in the Bank Pledge Agreement shall be deemed to include the New Pledgor. The Bank Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto and different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities (and such Schedule I shall hereby be deemed to modify and amend Schedule II annexed to the Bank Pledge Agreement).

         SECTION 5. Except as expressly supplemented hereby, the Bank Pledge Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Bank Pledge Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Bank Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto.

         SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                  IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Bank Pledge Agreement as of the day and year first above written.


                               [Name of New Pledgor],


                               By:  __________________________________________
                                    Name:
                                    Title:
                                    Address:


                               CITICORP NORTH AMERICA, INC., as
                                  Collateral Agent,


                               By:  __________________________________________
                                    Name:
                                    Title:

                                                                                                  Schedule I to the
                                                                                               CEH Pledge Agreement

                                                   Pledged Stock


         Issuer           Number of Certificate     Registered Owner     Number and Class of       Percentage of
         ------           ---------------------     ----------------     --------------------      -------------
                                                                            Shares/Type of        Shares/Interest
                                                                               Interest                Pledged
Crown Canada                        1            Crown European                100 units                100%
Investments LLC                                  Holdings SA

CCK Deutschland                     1            Crown European                100 units                100%
Investments LLC                                  Holdings SA

CCK Investments LLC                 1            Crown European                100 units                100%
                                                 Holdings SA

CarnaudMetalbox Asia               N/A           Crown European            73,477,386 shares           85.90%
Limited                                          Holdings SA

Crown Pakkaus OY                   N/A           Crown European              25,000 shares              100%
                                                 Holdings SA

CarnaudMetalbox Senegal            N/A           Crown European              15,118 shares             75.59%
                                                 Holdings SA

CarnaudMetalbox SIEM               N/A           Crown European             534,917 shares             84.95%
                                                 Holdings SA

Societe Malgache                   N/A           Crown European              84,374 shares             99.87%
d'Emballages                                     Holdings SA

Financiere D'Emballages            N/A           Crown European             217,496 shares               50%
                                                 Holdings SA

CarnaudMetalbox Tworziwa           N/A           Crown European             115,227 shares              100%
                                                 Holdings SA

CarnaudMetalbox de                 N/A           Crown European              34,000 shares               10%
Portugal Embalagens,                             Holdings SA
S.A.





Crown Cork Consulting SA           N/A           Crown European                 1 share                 0.10%
                                                 Holdings SA

La Artistica de Vigo               N/A           Crown European             126,921 shares               30%
                                                 Holdings SA


                                              Pledged Debt Securities


         Issuer                   Payee             Principal Amount         Date of Note           Maturity Date
         ------                   -----             ----------------         ------------           -------------
CarnaudMetalbox NV           Crown European           $74,740,000               2/26/03
                               Holdings SA

